Exhibit 99.1

Petvivo Holdings, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Effective as of November 20, 2020

I. PURPOSE

The purpose of the Audit Committee (“Committee”) of PetVivo Holdings, Inc. (the “Company”) is to assist the Board of Directors (“Board”) in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company and internal control over financial reporting, and the performance of the Company’s internal audit function and independent auditor. The Committee reviews and assesses the qualitative aspects of the Company’s financial reporting to shareholders, the Company’s financial risk assessment and management, and the Company’s ethics and compliance programs. The Committee is directly responsible for the appointment (subject to shareholder ratification), compensation, retention, and oversight of the independent auditor. The Committee also reviews and assesses the Company’s processes to manage and control risk, except for risks assigned to other committees of the Board or retained by the Board.

II. COMPOSITION

Audit Committee will consist of three or more directors, with the exact number determined by the Board. Each Committee member will:

1.	Qualify as an “independent director” in accordance with the rules (the “NASDAQ Rules”) of the NASDAQ Stock Market, except as may otherwise permitted by the NASDAQ Rules;

2.	Qualify as “independent” for the purposes of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as may otherwise be permitted by the Exchange Act;

3.	Not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years;

4.	Have the ability to read and understand fundamental financial statements;

5.	Have at least one member qualified as an “audit committee financial expert” as defined in Exchange Act and have “financial sophistication” under the NASDAQ Rules;

6.	Not serve simultaneously on the audit committee of more than two other public companies (the Chair may not serve simultaneously on the audit committee of more than one other public company);

7.	Be free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgement as a Committee member;

8.	Meet any other requirements imposed by applicable law, regulations or rules, subject to any applicable exemptions and transition provisions.

The members of the Committee will be appointed by the Board based on recommendations from the Nominating and Corporate Governance Committee of the Board. The members of the Committee will be appointed for one-year terms and will serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time, with or without cause. The Board may appoint a Committee member to serve as the chairperson for the Committee (the “Chair”), who will set the agenda for Committee meetings and conduct the proceedings of those meetings. If the Board does not appoint a Chair, the Committee members may designate a chair by their majority vote.

III. DUTIES AND RESPONSIBILITIES

The principal responsibilities and duties of the Committee are set forth below. These duties are set forth as a guide with the understanding that the Committee will carry them out in a manner that is appropriate given the Company’s needs and circumstances. The Board or Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

A.	Independent Auditors

1.	Appointment and Oversight of Independent Auditors. The Committee will appoint the independent auditor to examine the Company’s accounts, controls and financial statements. The Committee has sole responsibility for the appointment, compensation, retention, termination (if necessary) and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between the Company’s management and the firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and the independent auditor and each such registered public accounting firm will report directly to the Committee.

2.	Auditor Independence and Qualifications; Evaluation and Rotation

a.	The Committee is responsible for assessing the independent auditor’s qualifications, performance and independence annually. In connection with this assessment, the Committee will make sure it reviews, on an annual basis, all relationships between the independent auditor and the Company, including those described iii the formal written statement that the Committee obtains annually from the independent auditor under applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”).

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b.	The Committee will obtain and review an annual report from the independent auditors describing (i) the independent auditors’ internal quality control procedures and (ii) any material issues raised by any recent internal quality control review, peer review, or PCAOB review, of the independent auditors, and steps taken to deal with any such issues.

c.	In connection with its annual assessment of the independent auditor’s qualifications, performance and independence, the Committee will evaluate the lead audit partner, ensure the regular rotation of the lead audit partner at the Company’s independent auditors and consider regular rotation of the accounting firm serving as the Company’s independent auditors.

3.	Approval of Audit and Non-Audit Services

a.	The Committee will review the independent auditor’s audit planning, scope and staffing.

b.	The Committee will pre-approve all audit related and non-audit related services provided to the Company by the independent auditor. The Committee may establish pre-approval policies and procedures, as permitted by the NASDAQ Rules, the Exchange Act and any applicable law.

4.	Interaction and Independent Auditor

a.	The Committee will obtain, at least annually, required reports from the independent auditor, including (i) such firm’s internal quality control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (iii) any steps taken to deal with any such issues. In addition, the Committee will review and, to the extent warranted, discuss with the independent auditor such reports and any other matters required to be reviewed under applicable legal or regulator), requirements or NASDAQ Rules.

b.	The Committee will periodically consult with the independent auditor out of the presence of the Company’s management about the Company’s internal controls, the fullness and accuracy of the Company’s financial statements, any audit problems or difficulties and management’s response, and any other matters that the Committee or independent auditor believes should be discussed privately with the Committee.

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c.	To review and discuss with the Company’s independent auditor: (i) all critical accounting policies and practices to be used in the audit; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and (iii) other material written communications between the auditors and management.

d.	The Committee will review and concur with any Company hiring of employees or former employees of the independent auditor who were engaged on the Company’s account or otherwise, as required by applicable legal or regulatory requirements or NASDAQ Rules.

B.	Financial Statements and Disclosures

1.	Financial Statements and Disclosures

a.	The Committee will meet to review and discuss with the independent auditor and the Company’s management the Company’s quarterly financial statements and annual audited financial statements, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

b.	The Committee will be responsible for recommending to the Board whether the annual audited financial statements should be included in the Company’s annual report on Form 10-K.

c.	The Committee will cause to be prepared and review a report to the Company’s stockholders for inclusion in the Company’s proxy statement as required by the Exchange Act.

d.	The Committee will discuss with the independent auditors and die Company’s management any items appropriate or required to be discussed in accordance with applicable PCAOB standards in connection with the preparation of financial statements of the Company.

2.	Earnings Announcements and Other Financial Information. The Committee will discuss generally with the Company’s management and the independent auditor, as appropriate, the type of information to be disclosed and type of presentation to be made regarding the Company’s earnings press releases and other financial information released to analysts and rating agencies.

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3.	Ongoing Reviews. In connection with the foregoing, the Committee will review the Company’s financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions acting the Company’s financial statements.

C.	Internal Audit Function

1.	Oversight. The Committee will oversee the activities of the Company’s internal audit function, including review of any process of appointment and/or replacement of the senior employee in charge of the internal audit function.

2.	Separate Meeting with Internal Audit Function. The Committee will periodically meet separately with the internal audit function out of the presence of the Company’s management. The Committee will review any significant reports to the Company’s management prepared by the internal audit function and management’s responses.

D.	Controls and Procedures

1.	Review of Processes Systems, Controls and Procedures. The Committee will review and discuss with the independent auditor and the Company’s management their periodic reviews of the Company’s accounting and financial reporting processes, systems of internal control (including any significant deficiencies and material weaknesses identified in their design or operation), and disclosure controls and procedures (and management’s reports thereon).

2.	Review of Legal and Compliance Matters. Review with management, at least annually, (i) the Company’s program for promoting and monitoring compliance with applicable legal and regulatory requirements, and (ii) the Company’s major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management.

3.	Oversight of Risk Assessment and Risk Management. The Committee will discuss with the Company’s management the Company’s major financial risk and enterprise exposures and the steps management has taken to monitor and control such exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management.

4.	Whistleblower Procedures. The Committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

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E.	General

1.	Related Party Transactions. The Committee will review and approve any proposed transaction between the Company and any related party, as defined by applicable law, the Exchange Act, and the NASDAQ Rules.

2.	Ethics Waivers. The Committee will consider requested waivers of the Company’s Code of Business Conduct and Ethics involving a member of the Nominating and Corporate Governance Committee and retain authority to grant any such waivers.

3.	Legal and Regulatory Oversight. The Committee will periodically review with the Company’s management the status of any legal or regulatory matters that could have a significant impact on the Company’s financial statements.

4.	Other Activities. The Committee will perform any other activities required by applicable law, rules or regulations, including the Exchange Act and NASDAQ Rules, and take such other actions and perform and carry out any other responsibilities and duties delegated to it by the Board or as the Committee deems necessary or appropriate consistent with its purpose.

IV. STUDIES AND OUTSIDE ADVISORS

The Committee, in discharging its responsibilities, may conduct, direct., supervise or authorize studies of, or investigations into, any matter that the Committee deems appropriate, with full and unrestricted access to all books, records, documents, facilities and personnel of the Company. The Committee has the sole authority and right, at the expense of the Company, to retain legal and other consultants, accountants, experts and advisors of its choice (collectively, the “Outside Advisors”) to assist the Committee in connection with its functions, including any studies or investigations. The Committee will have the sole authority to approve the fees and other retention terms of such advisers. The Company will provide for appropriate funding, as determined by the Committee, for (i) the payment of compensation to any Outside Advisor retained by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary and appropriate in carrying out its functions.

V. MEETINGS

The Committee will meet at least four times a year at such times and places deemed appropriate by the Committee or its Chair. The Committee will report regularly to the Board on its discussions and actions, including any significant issues or concerns that arise at its meetings, and will make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

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The Committee will meet separately, and periodically, with management and representatives of the Company’s independent auditors, and will invite such individuals to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee will meet regularly without such individuals present.

VI. DELEGATION OF AUTHORITY

The Committee may, as it deems appropriate in its sole discretion, form and delegate authority to one or more subcommittees to the extent permitted under applicable law and the Company’s governing documents.

VII. REVIEW OF COMMITTEE COMPOSITION, PERFORMANCE AND CHARTER

The Committee will evaluate the Committee’s composition and performance on an annual basis. The Committee will review and reassess the adequacy of this Charter on an annual basis, and recommend to the Board any changes the Committee determines are appropriate.

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